U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549









                                    Form 8-K










                  Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act of 1934



         Date of Report                         April 2, 2003
                                       (Date of earliest event reported)



                              TGC Industries, Inc.

           (Exact name of registrant as specified in its charter)




        Texas                     0-14908                 74-2095844
   (State or other              (Commission           (I.R.S. Employer
    jurisdiction                File Number)         Identification No.)
   of incorporation)



        1304 Summit, Suite 2
        Plano, Texas                                          75074
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:      (972) 881-1099


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Item 4.     Changes in Registrant's Certifying Accountant



On April 2, 2003, Grant Thornton LLP ("Grant Thornton") notified the Audit Committee (the "Audit Committee") of the Board of Directors of TGC Industries, Inc. (the "Company") and the Board of Directors of the Company that Grant Thornton declined to stand for re-election as the Company's principal accountants. In addition, on April 2, 2003, the Audit Committee and the Board of Directors approved the engagement of Lane Gorman Trubitt, LLP as the Company's principal accountants.

The reports of Grant Thornton on the Company's consolidated financial statements for the years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through April 2, 2003, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference thereto in their reports on the Company's consolidated financial statements for such years.

Attached as Exhibit 16 to this Form 8-K is a letter from Grant Thornton indicating their response to the statements made by the Company in this Form 8-K.

Item 7.     Financial Statements and Exhibits

(c)         Exhibits - The following Exhibit is filed herewith:

            EXHIBIT NUMBER                    DOCUMENT

                 16                 Letter, dated April 2, 2003, from
                                    Grant Thornton LLP to the
                                    Securities and Exchange Commission
                                    regarding change in certifying
                                    accountant of the Registrant.














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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TGC INDUSTRIES, INC.


April 2, 2003
                                    By: /s/ WAYNE A. WHITENER
                                            Wayne A. Whitener,
                                            President and CEO
                                        (Principal Executive Officer)








































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                              Exhibit 16

                                    Grant Thornton LLP
                                    1717 Main Street, Suite 500
                                    Dallas, Texas 75201
                                    T 214.561.2300
                                    F 214.561.2370
                                    W www.grantthornton.com


April 2, 2003

Wayne A. Whitener, President
TGC Industries, Inc.
1304 Summit, Suite 2
Plano, Texas 75074


Dear Mr. Whitener:

This is to confirm that the client-auditor relationship between TGC Industries, Inc. (Commission File Number 0-14908) and Grant Thornton LLP has ceased.

We have read the statements made by TGC Industries, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated April 2, 2003. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ Grant Thornton LLP
GRANT THORNTON LLP


cc:  Chief Accountant
     SECPS Letter File, Mail Stop 11-3
     Securities and Exchange Commission
     450 Fifth Street, N.W.
     Washington, D.C. 20549














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              STATEMENT OF TGC INDUSTRIES, INC. PURSUANT TO
                 ITEM 4. OF FORM 8-K DATED APRIL 2, 2003


On April 2, 2003, Grant Thornton LLP ("Grant Thornton") notified the Audit Committee (the "Audit Committee") of the Board of Directors of TGC Industries, Inc. (the "Company") and the Board of Directors of the Company that Grant Thornton declined to stand for re-election as the Company's principal accountants. In addition, on April 2, 2003, the Audit Committee and the Board of Directors approved the engagement of Lane Gorman Trubitt, LLP as the Company's principal accountants.

The reports of Grant Thornton on the Company's consolidated financial statements for the years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through April 2, 2003, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference thereto in their reports on the Company's consolidated financial statements for such years.

Attached as Exhibit 16 to this Form 8-K is a letter from Grant Thornton indicating their response to the statements made by the Company in this Form 8-K.

























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